Kansas Gaming Ventures, Inc.
                           6601 South Beimuda Road
                           Las Vegas, Nevada 89119

January 22,1997

Kansas Magic Corp.
c/o Casino Magic Corp.
711 Casino Magic Drive
Bay St. Louis, Mississippi 39520

Gentlemen:

     We refer to the (a) Operating Agreement dated November 23, 1994 of Kansas Gaming Partners, L.C., a Kansas limited liability company ("KGP"), among KGP., Kansas Gaming Ventures, Inc., a Nevada corporation and wholly-owned subsidiary of Alliance Gaming Corporation, a Nevada corporation ("KGVI"), and Kansas Magic Corp., a Minnesota corporation and wholly-owned subsidiary of Casino Magic Corp. ("KMC"), and (b) Operating Agreement dated November 23, 1994 of Kansas Financial Partners, L.L.C., a Kansas limited liability company ("KFP"; together with KGP, the "Kansas LLCs"), among KFP, KGVI and KMC (the agreements, referred to in clauses- (a) and (b), the "Operating Agreements"). Capitalized terms not defined herein have the meanings ascribed to them in the Operating Agreements.

     The Kansas LLCs have undertaken certain development work to date related to the Camptown racetrack in Frontenac, Kansas (the "Project"). KMC no longer desires to continue such development work and KMC therefore desires to-restructure the Kansas LLCs in order to provide that Kansas Alliance Corp., a Nevada corporation and an affiliate of KGVI (the "Transferee"), will acquire from KMC a 49.9% Membership Interest in each of the Kansas LLCs presently owned by KMC, which will assign, transfer and set over each of such 49.9% Membership Interests to the Transferee, as provided herein, thereby causing the Transferee to own 49.9% of the equity interests in each of the Kansas LLCS, with the option to acquire the remaining .I% Membership lnterests therein, as provided herein. Inconnectiontherewiththc Transferee will make the payments to KMC provided for herein.

The parties agree as follows:

1) Effective on the date hereof, KMC hereby assigns, transfers and sets over to the Transferee, KMC's entire right, title and interest in a 49.9% Membership

Interest in each of the Kansas LLCs . including without limitation, KMC's capital accounts associated with such Membership interest. In connection with such transaction, (a) KMC shall hereafter promptly upon request execute, deliver and cause to be recorded and/or filed such additional or supplemental documents and instruments (including confirmatory deeds, limited Usability company certificate amendments, transfers and assignments, including those in the form attached hereto as t ) as KGVI may from time to time reasonably request and (b) the parties shall, if KGVI requests, promptly execute and deliver appropriate amendments to the Operating Agreements.


2) (a) KGVI and the Transferee shall have the right, in their sole discretion,. to conduct all operations and management of the Kansas LLCS, without the requirement to consult with or obtain the approval or consent of KMC (consistent with the Operating Agreements, as amended to implement this letter agreement); in connection therewith,, KGVI and the Transferee shall have the right to make all determinations relating to funding (or the failure to fund) the Project and any and all related or ancillary amounts. In addition, KGVI and the Transferee shall have the right to abandon or discontinue efforts in respect of the Project at any time (the date of any such abandonment or discontinuance, the "Project Termination Date") without obligation to KMC or any of its affiliates, except with respect to the obligations set forth in Section 3 below. In furtherance of the foregoing, KMC shall cause such members of any board of directors, management or operating committee or similar capacity who have been appointed by it to resign as of the date of this letter agreement and to be replaced with designees of KGVI and the Transferee.

(b) KGVI, KMC and the Transferee agree that, effective as of this date, each of the Operating
       Agreements is amended as follows,

(i) Section 4.2 of each of the Operating Agreements is amended to read as follows:
      "Each Member (excluding, however, KMC) agrees to make additional capital. contributions in cash in an amount equal to 50% of the amounts necessary, in the event of the exercise of the Option, to consummate such transactions as are agreed upon by the affirmative vote of the owners of mot-e than 50% of all Membership Interests.";

(ii) The fourth and fifth sentences of Section 6.1 of each of the Operating Agreements are amended to read as follows: "Each Member shall have authority to bind the Company, by execution of documents or otherwise, to any obligation not inconsistent with this Agreement or the Act. Notwithstanding the foregoing, Kansas Magic Corp., acting alone, shall have no right, power or authority whatsoever to bind or obligate the Company to any contract., debt, agreement, liability or obligation, and the signature or other written concurrence of another Member of the Company shall be necessary for the Company to be so bound or obligated. Subject to, and without affecting, Article XIII of the Articles of Organization of the Company, no person dealing with any Member shall be required to determine the Member's authority to act on behalf of the Company or to determine any facts or circumstances bearing upon the existence of such authority."

(iii) The first sentence of Section 7. 1.1 of each of the Operating Agreements is amended to read as follows: "No Member shall Transfer any portion of its interest in the Company or enter into any agreement by which any person shall become interested in the Company unless the prior written consent of the owners of more than 50% of all Membership Interests is obtained pursuant to
Section 7.2 of this Agreement.";

(iv) The first sentence of Section 7.2 of each of the Operating Agreements is amended to read as follows: "Prior written consent will be deemed obtained only when the owners of a Majority In. Interest approve such Transfer in writing,"; and

(v) Section 7.4 of each of the Operating Agreements is amended to read as follows- "The Members, upon the affirmative vote of the owners of a Majority In Interest, may admit additional Members on the terms and conditions agreed upon at the time of such admittance; provided that such additional Member shall be subject to this Agreement and shall so agree in writing upon request."

(c) KMC agrees that it shall not bind or seek or attempt to bind either of the LLCs to any liability or obligation without obtaining the prior written consent of KGVI, which consent may be denied or conditioned in the sole and absolute discretion. of KGVI. KMC shall indemnify and hold harmless KG- VI and the Transferee and their respective affiliates from any breach or violation of the terms of this paragraph by KMC, including costs and attorneys' fees incurred in defending against any such liability or obligation or in enforcing its right to indemnity hereunder.

3) The Transferee shall be obligated to pay to King Hershey Koch & Stone for the benefit of KMC, as provided herein, as the full consideration and purchase price for KMC's 49.9% Membership Interest in each of the Kansas LLCS, as described above, up to S25,000. In addition, KGVI shall be obligated to pay to KMC an additional contingent purchase price (the 'Contingent Purchase Price"), as follows-. The Contingent Purchase Price shall be equal to the lesser of (a) S 1,700.000, plus a return thereon of 10% per year, compounded annually (beginning on the date hereof) until paid in full, and (b) the cumulative cash otherwise available for distribution to

KGVI, or the Transferee as permitted by the Operating Agreements, derived from the Project from the date hereof through the earlier to occur of January 22, 2017 and the Project Termination Date (thus, KMC shall receive all cash otherwise available for distribution to KGVI and the Transferee (but not, for example, cash available for distribution to additional Members other than KGVI or the Transferee) from the Project, as described above, until KMC has received in the aggregate S 1,700,000 plus 10% interest per year, compounded annually, or until January 7, 2017, whichever occurs first). The Contingent Purchase Price shall be payable prior to the time that any cash distributions from the Project are made to KGVT. or the Transferee. KGVI and the Transferee shall be responsible to make such payments solely from such cash derived from the Project and neither KGVI nor the Transferee nor any of their respective affiliates shall be liable to KMC for any other amount or in any other respect
related  to  the  transactions  contemplated  hereby.    Notwitbstanding  the
foregoing, KGVI or the Transferee, may, at any time, in their sole option, accelerate payment of the unpaid portion of the Contingent Purchase Price, in whole or in part-t, to an earlier time than otherwise provided above.

4) Except for the future right to receive the Contingent Purchase Price as set forth in Section 3 above, KMC shall have no right to receive any distributions or returns of capital with respect to or by reason of the 49.9% Membership Interest being transferred to the Transferee, all of such interests in each of the Kansas and LLCs being transferred, assigned and set over to the Transferee as provided herein.

5) Each party represents to the other that it has full corporate authority to enter into and to consummate the transactions contemplated hereby, and that such transactions have been duly authorized by all necessary corporate, shareholder and other action and that this letter agreement (a) does not violate any instrument or agreement binding upon such party and (b) constitutes the legal and valid obligations of such party, and is enforceable against such party in accordance with its terms. Each party represents to the other that except as set forth in Section 7 below, no consent of any governmental authority or other third party is required for the consummation of the transactions contemplated hereby. KMC represents that it has not bound either of the Kansas LLCs to any -liability, obligation, contract, debt, undertaking  or  incurred  or  permitted to exist any obligation, liability or
lien  against  the  Kansas  LLCs  or  their  properties  or  assets.    The
representations above shall survive the execution and delivery of This letter agreement and the consummation of the transactions contemplated hereby and, in the event of any breach of any of such representations by KMC, KGVI and the Transferee shall be entitled, in addition to au other rights and remedies at law or in equity, to withhold amounts otherwise payable as provided iii
Section 3 above and to apply such withheld amounts to the amounts of KGVI's and the Transferee's damage resulting therefrom.

6) Each of the Kansas, LLCs and KGVI agrees to indemnify, defend and hold harmless KMC and its affiliates from and against any and all loss, cost or expense, including reasonable attorney's fees and disbursements, resulting or arising from the operation of the Kansas LLCs with respect to any event or circumstance first existing or arising after the date hereof

7)          This  letter agreement (a) shall be governed by and construed-d in accordance with the internal laws of Kansas, without regard to principles of conflicts of laws, (b) may be executed in counterparts and delivered by facsimile transmission, (c) shall not be assigned or delegated by KMC without the prior written consent of KGVI (but may be assigned by KGVI or the Transferee); subject to the foregoing, shall be binding upon and inure the benefit of the parties' respective successors and assigns. Each party consents to the jurisdiction of any federal or state court sitting in Kansas City, Kansas over any dispute arising thereunder or related hereto.

8) The transactions contemplated by this letter agreement (and the performance of each party's obligations hereunder) are subject to appropriate regulatory approvals. including the approval of the Kansas Racing Commission, if required; in such regard, each. party agrees to make all necessary appropriate filings, appear at all necessary or appropriate hearings and otherwise reasonably cooperate with the other to obtain such regulatory approvals.

9) The parties acknowledge that (a) KGVI and the Transferee shall be permitted (in their sole discretion) to admit additional members to either or both of the Kansas LLCS, in which case the parties' respective Membership Interests shall be reduced proportionately, and (b) neither KGVI nor the Transferee shall have any fiduciary or other obligations to KMC or any of KMC's affiliates, other than the obligations explicitly set forth herein, and KGVI and the Transferee shall be permitted to operate, finance and manage the Kansas LLCs and the Project in their sole discretion in such manner as they determine, and (c) KGVI and the Transferee shall have the eight to acquire KMC's . 1% interest in each of the Kansas LLCs at any time upon written notice to KMC for S1,000 in cash (by wire transfer or check), in which case KMC shall assign, transfer and set over to KGVI and/or the Transferee such interest documents and instruments in the form attached hereto as Exhibit A(with appropriate conforming changes) or such other form as KGVI shall reasonably request,

Please indicate your agreement to the foregoing by signing a copy of this letter agreement where indicated below.

                              Very truly yours,

                              Kansas Gaming Ventures, Inc.

                              By:
                              Name:  Scott Schweinfurth
                              Title:    Treasurer
Ageed to,

Kartsas Magic Corp.

By:
       Name:  Robert Callaway
       Title:    Secretary

[Transferee]

By:
       Name:
       Title:

                                                  Exhibit A



[KANSAS GAMING PARTNERS]

ASSIGNMENT OF MEMBERSHIP INTEREST AND
ADMISSION OF NEW MEMBER


     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, Kansas Magic Corp. (the "Transferor"), the owner of a 50% membership interest in Kansas Gaming Partners, L.L.C. (the "LCC"), hereby assigns, transfers, bargains and conveys to (the "Transferee") all of the Transferor's Tight, title and interest in and to a 49.9% Membership Interest in the LLC owned by the Transferor (the "Interest"). The Transferor is retaining ownership of a 10% ' Membership Interest in the LLC, subject to the terms of a letter agreement dated January -1 1997 between the Transferor and Kansas Gaming Ventures, Inc. and the Transferee (the "Letter Agreement"). The Transferee accepts the foregoing assignment of the Interest and agrees that it -is bound by, and its ownership of the Interest is subject to, the Operating Agreement of the LLC dated November 23, 1994, as amended by certain provisions of the Letter Agreement. Kansas Gaming Ventures, Inc.. ("KGVI") consents to the foregoing assignment of the Interest, and KGVI and the Transfcror agree that the Trarisferee is admitted as a new Member of the LLC.



WITNESS our hands and seals this day of Janua-ry , 1997.

                    KANSAS GAMING VENTURES, INC.

                    By:
                    Name:  Robert Callaway
                                               Title:    Secretary

                    [Transferee]

                    By:
                    Name:
                    Title:

                    KANSAS GAMING VENTURES, INC.

                    By:
                    Name:
                    Title:


[KANSAS FINANCIAL PARTNERS]

ASSIGNMENT OF MEMBERSHIP INTEREST AND
ADMISSION OF NEW MEMBER



     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, Kansas Magic Corp. (the "Transferor"), the owner of a 50% membership interest in Kansas Financial Partners, L.L.C. (the "L.LC") hereby assigns, transfers, bargains and conveys
to                     (the "Transferee") all of the Transferor's right, title
and interest in and to a
49.9% Membership Interest in the LLC owned by the Transferor (the "Interest").
 The Transferor is retaining ownership of a.10% Membership Interest in the LLC, subject to the terms of a letter agreement dated January _, 1997 between the Transferor and Kansas Gaming Ventures, Inc, and the Transferee (the "Letter Agreement"). The Transferee accepts the foregoing assignment of the Interest and agrees that it is bound by, and its ownership of the Interest is subject to, the Operating Agreement of the LLC dated November 23, 1994, as amended by certain provisions of the Letter Agreement. Kansas Gaming Ventures, Inc. ("KGVT") consents to the foregoing assignment of the Interest, and KGVI and the Transferor agree that the Transferee is admitted as a new Member of the LLC.


WITNESS our hands and seals this _ day of January, 1997.

               KANSAS MAGIC CORP.

                                   By:
                                   Name:  Robert Callaway
                                   Title:    Secretary

                                   [Transferere]

                                   By:
                                   Name:
                                   Title:

                                   KANSAS GAMING  VENTURES, INC

                                   By:
                                   Name:
                                   Title:

FIRST AMENDNENT
TO
ARTICLES OF ORGANIZATION
OF
KANSAS GAMING PARTNERS, L.L.C.


The undersigned, for purposes of amending the Aiticies of Organization of Kansas Gaming Panners, L.L.C., filed on July 19, 1994 ("Alticies of Organizadon"), adopts the following:

1. Article VM of the Articles of Organization is amended to read as follows:

         Management of the Company shall be reserved in its members; Kansas Gaming Venmres, Inc., a Nevada corporation, Kansas Alliance Corp.. a Nevada corporation, and Kansas Magic Co-rp., a Minnesota corporation, whose addresses are c/o King Rershey Koch & Stone, Suite 2100, 2345 Grand Boulevard., Kaasas City, Missouri 641 08.

2.     The Articles of Organization are amended by adding the following new

Article XIII:

"ARTICLE XIII

         Notice is hereby given that Kansas Magic Corp., acting along, has no right, power or authority whatsoever to bind or obligate the Company to any contract, debt, agreement, liability or obligation, and the signature or other written concurrence of another member of the Company shall be necessary for the Company to be so bound or obligated."

3. Except as modified by this First Amendment, the Articles of Organization are ratified by the parties.

     This First Amendment to the Articles of Organization was duly executed on this day of January, 1997, and is filed in accordance with the Act.

                                   KANSAS GAMING VENTURES, INC.

                                   By:
                                   Name:
                                   Title:

                                   KANSAS ALLIANCE CORP.

                                   By:
                                   Name:
                                   Title:


FIRST AMENDMENT
TO
ARTICLES OF ORGANIZATION
OF
KANSAS FINANCIAL PARTNERS, L.L.C.



     The undersigned, for the purpose of amending the Articles of Organization of Kansas Financial partners, L.L.C., filed on July 19, 1994 ("Articles of Organization"), adopts the following:



Article VIII of the Articles of Organization is amended to read as follows:



Management of the Company shall be reserved in its members: Kansas Gaming Ventures, Inc., a Nevada corporation, Kansas Alliance Corp., a Nevada corporation, and Kansas Magic Corp., a Minnesota corporation, whose addresses are c/o King Hershey Koch & Stone, Suite 2100, 2345 Grand Boulevard, Kansas City, Missouri 64108.



2.     The Articles of Organization are amended by adding the following new

ARTICLE XIII:
"ARTICLE XIII



Notice is hereby given that Kansas Magic Corp., acting along, has no right, power or authority whatsoever to bind or obligate the Company to any contract debt, agreement, liability or obligation, and the signature or other written concurrence of another member of the Company shall be necessary for the Company to be so bound or obligated."

3. Except as modified by this First Amendment, the Articles of Organization as originally filed remain in effect and are ratified by the parties.

This First Amendment to the Articles of Organization was duty executed on this day of January, 1997, and is filed in accordance with the Act.


                         KANSAS GAMING VENTURES, INC.


                         By:
                         Name:
                         Title:

     KANSAS ALLIANCE CORP.


                         By:
                         Name:
                         Title: